SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


                     Date of Report:  April 19, 1995


                       READING & BATES CORPORATION
        (Exact name of registrant as specified in its charter)


          Delaware               1-5587                73-0642271
          --------               ------                ----------
      (State or other          (Commission            (I.R.S. Employer
       jurisdiction of          File Number)          Identification No.)
       incorporation)

             901 Threadneedle, Suite 200, Houston, TX   77079
           (Address of principal executive offices)   (Zip Code)


    Registrant's telephone number, including area code  (713) 496-5000



Item 7. Financial Statements and Exhibits

      (c)  Exhibits

              Exhibit  99  -  Press release dated April 19, 1995 -
                              first quarter 1995 earnings release.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                               READING & BATES CORPORATION

                               By  /s/T. W. Nagle
                                   -----------------------
                                   T. W. Nagle
                                   Vice President & Chief Financial Officer

Dated:  April 19, 1995